Exhibit 10.182

                                                                  EXECUTION COPY

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                                    INDENTURE

                                     between

                       BXG RECEIVABLES OWNER TRUST 2006-A,
                                    as Issuer

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                              as Indenture Trustee

                           Dated as of March 13, 2006

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

ARTICLE I         DEFINITIONS AND INCORPORATION BY REFERENCE.................1
   SECTION 1.1.   Definitions................................................1
   SECTION 1.2.   Rules of Construction......................................1

ARTICLE II        THE NOTES..................................................2
   SECTION 2.1.   Form.......................................................2
   SECTION 2.2.   Execution, Authentication and Delivery.....................2
   SECTION 2.3.   Temporary Notes............................................2
   SECTION 2.4.   Registration: Registration of Transfer and Exchange........3
   SECTION 2.5.   Mutilated, Destroyed, Lost or Stolen Notes.................4
   SECTION 2.6.   Persons Deemed Owner.......................................4
   SECTION 2.7.   Payment of Principal and Interest - Defaulted Interest.....4
   SECTION 2.8.   Cancellation...............................................5
   SECTION 2.9.   Release of Collateral......................................5
   SECTION 2.10.  Definitive Notes...........................................5
   SECTION 2.11.  Transfer Restrictions......................................5
   SECTION 2.12.  CUSIP Numbers..............................................8

ARTICLE III       COVENANTS; REPRESENTATIONS AND WARRANTIES..................8
   SECTION 3.1.   Payment of Principal and Interest..........................8
   SECTION 3.2.   Maintenance of Office or Agency............................9
   SECTION 3.3.   Money for Payments To Be Held in Trust.....................9
   SECTION 3.4.   Existence.................................................10
   SECTION 3.5.   Protection of the Collateral..............................10
   SECTION 3.6.   Intentionally Omitted.....................................11
   SECTION 3.7.   Performance of Obligations; Servicing of Receivables......11
   SECTION 3.8.   Negative Covenants........................................12
   SECTION 3.9.   Issuer May Consolidate, etc., Only on Certain Terms.......13
   SECTION 3.10.  Successor or Transferee...................................14
   SECTION 3.11.  No Other Business.........................................15
   SECTION 3.12.  No Borrowing..............................................15
   SECTION 3.13.  Servicer's Obligations....................................15
   SECTION 3.14.  Guarantees, Loans, Advances and Other Liabilities.........15
   SECTION 3.15.  Capital Expenditures......................................15
   SECTION 3.16.  Notice of Defaults and Events of Default..................15
   SECTION 3.17.  Further Instruments and Acts..............................15
   SECTION 3.18.  Compliance with Laws......................................15
   SECTION 3.19.  Tax Treatment.............................................15
   SECTION 3.20.  Investment Company Act....................................16
   SECTION 3.21.  Conduct of Business.......................................16
   SECTION 3.22.  Annual Statement as to Compliance.........................16
   SECTION 3.23.  Representations and Warranties of the Issuer..............16

ARTICLE IV        SATISFACTION AND DISCHARGE................................17
   SECTION 4.1.   Satisfaction and Discharge of Indenture...................17
   SECTION 4.2.   Application of Trust Money................................18


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   SECTION 4.3.   Repayment of Moneys Held by Paying Agent..................18

ARTICLE V         EVENTS OF DEFAULT; REMEDIES...............................18
   SECTION 5.1.   Events of Default.........................................18
   SECTION 5.2.   Acceleration of Maturity..................................19
   SECTION 5.3.   Rescission and Annulment..................................20
   SECTION 5.4.   Collection of Indebtedness and Suits for Enforcement
                  by Indenture Trustee......................................20
   SECTION 5.5.   Remedies; Priorities......................................22
   SECTION 5.6.   Optional Preservation of the Receivables..................23
   SECTION 5.7.   Limitation of Suits.......................................23
   SECTION 5.8.   Unconditional Rights of Noteholders To Receive Principal
                  and Interest..............................................23
   SECTION 5.9.   Restoration of Rights and Remedies........................24
   SECTION 5.10.  Rights and Remedies Cumulative............................24
   SECTION 5.11.  Delay or Omission Not a Waiver............................24
   SECTION 5.12.  Control by Noteholders....................................24
   SECTION 5.13.  Waiver of Past Defaults...................................25
   SECTION 5.14.  Undertaking for Costs.....................................25
   SECTION 5.15.  Waiver of Stay or Extension Laws..........................25
   SECTION 5.16.  Action on Notes...........................................25
   SECTION 5.17.  Performance and Enforcement of Certain Obligations........25

ARTICLE VI        THE INDENTURE TRUSTEE.....................................26
   SECTION 6.1.   Duties of the Indenture Trustee...........................26
   SECTION 6.2.   Rights of Indenture Trustee...............................27
   SECTION 6.3.   Individual Rights of the Indenture Trustee................28
   SECTION 6.4.   Indenture Trustee's Disclaimer............................28
   SECTION 6.5.   Notice of Defaults........................................28
   SECTION 6.6.   Reports by Indenture Trustee to the Holders...............28
   SECTION 6.7.   Compensation and Indemnity................................29
   SECTION 6.8.   Replacement of the Indenture Trustee......................29
   SECTION 6.9.   Successor Indenture Trustee by Merger.....................30
   SECTION 6.10.  Appointment of Co-Trustee or Separate Trustee.............30
   SECTION 6.11.  Eligibility; Disqualification.............................31
   SECTION 6.12.  Representations and Warranties of Indenture Trustee.......31

ARTICLE VII       NOTEHOLDERS' LISTS AND REPORTS............................32
   SECTION 7.1.   Issuer To Furnish Indenture Trustee Names and Addresses
                  of Noteholders............................................32
   SECTION 7.2.   Preservation of Information: Communications to
                  Noteholders...............................................32

ARTICLE VIII      ACCOUNTS, DISBURSEMENTS AND RELEASES......................33
   SECTION 8.1.   Collection of Money.......................................33
   SECTION 8.2.   Trust Accounts............................................33
   SECTION 8.3.   General Provisions Regarding Accounts.....................33
   SECTION 8.4.   Release of Collateral.....................................33

ARTICLE IX        SUPPLEMENTAL INDENTURES...................................34
   SECTION 9.1.   Supplemental Indentures Without Consent of Noteholders....34


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   SECTION 9.2.   Supplemental Indentures With Consent of Noteholders.......34
   SECTION 9.3.   Execution of Supplemental Indentures......................36
   SECTION 9.4.   Effect of Supplemental Indenture..........................36
   SECTION 9.5.   Reference in Notes to Supplemental Indentures.............36

ARTICLE X         REDEMPTION OF NOTES.......................................36
   SECTION 10.1.  Redemption................................................36
   SECTION 10.2.  Form of Redemption Notice.................................36
   SECTION 10.3.  Notes Payable on Redemption Date..........................37

ARTICLE XI        MISCELLANEOUS.............................................37
   SECTION 11.1.  Compliance Certificates and Opinions, etc.................37
   SECTION 11.2.  Form of Documents Delivered to Indenture Trustee..........37
   SECTION 11.3.  Acts of Noteholders.......................................38
   SECTION 11.4.  Notices, etc., to the Indenture Trustee, Issuer,
                  the Facility Administrator................................39
   SECTION 11.5.  Notices to Noteholders; Waiver............................39
   SECTION 11.6.  Alternate Payment and Notice Provisions...................39
   SECTION 11.7.  Effect of Headings and Table of Contents..................40
   SECTION 11.8.  Successors and Assigns....................................40
   SECTION 11.9.  Severability..............................................40
   SECTION 11.10. Benefits of Indenture.....................................40
   SECTION 11.11. Legal Holiday.............................................40
   SECTION 11.12. Governing Law; Waiver of Jury Trial.......................40
   SECTION 11.13. Counterparts..............................................40
   SECTION 11.14. Recording of Indenture....................................40
   SECTION 11.15. Trust Obligation..........................................41
   SECTION 11.16. No Petition...............................................41
   SECTION 11.17. Inspection................................................41
   SECTION 11.18. Confidentiality...........................................41


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EXHIBITS

EXHIBIT A      Form of Notes
EXHIBIT B      Form of Section 3.22 Officer's Certificate
EXHIBIT C      Form of Purchaser Representation Letter
EXHIBIT D      Form of Seller Representation Letter


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

      INDENTURE, dated as of March 13, 2006, between BXG Receivables Owner Trust 2006-A, a Delaware statutory trust (the "Issuer"), and U.S. Bank National Association, a national banking association, as indenture trustee and not in its individual capacity (the "Indenture Trustee").

      Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Notes (each, a "Note" and collectively, the "Notes").

                                 GRANTING CLAUSE

      The Issuer hereby Grants to the Indenture Trustee at the Closing Date, on behalf of and for the benefit of the Noteholders, all of the Issuer's right, title and interest in, to and under the following, whether now existing or hereafter arising or acquired (collectively, the "Collateral"):

            (a) the Trust Assets;

            (b) all rights of the Issuer under the Sale and Servicing Agreement and the other Transaction Documents;

            (c) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any and all of the foregoing.

      The foregoing Grant is made in trust to secure (x) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, as provided herein and all other obligations of the Issuer hereunder and
(y) to secure compliance with this Indenture.

      The Indenture Trustee, on behalf of the Noteholders, (1) acknowledges such Grant, and (2) accepts the trusts and the Grant of the Collateral under this Indenture in accordance with this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.

                                   ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

      SECTION 1.1. Definitions. Capitalized terms used but not otherwise defined herein are defined in the Definitions Annex to the Sale and Servicing Agreement.

      SECTION 1.2. Rules of Construction. Unless the context otherwise requires:
(i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP as in effect on the date hereof, (iii) "or" is not exclusive; (iv) "including" means "including, without limitation"; and (v) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II
                                    THE NOTES

      SECTION 2.1. Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, in an aggregate face amount not to exceed $125,000,000 with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

      The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

      Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

      SECTION 2.2. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

      Notes bearing the manual or facsimile signature of individuals who were at the time of signature Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

      The Indenture Trustee shall upon an Issuer Order authenticate and deliver the Notes for original issue in an aggregate principal amount of up to $125,000,000. The Outstanding Amount of Notes at any time may not exceed the aggregate of such amounts except as provided in Section 2.5.

      The  Notes  shall  be  issuable  as   registered   Notes  in  the  minimum
denomination of $100,000 and in greater whole-dollar denominations in excess thereof.

      No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

      SECTION 2.3. Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

      If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be


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

maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as if they were Definitive Notes.

      SECTION 2.4. Registration: Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

      If a Person other than the Indenture Trustee is appointed by the Issuer as the Note Registrar, the Issuer will give the Indenture Trustee and the Facility Administrator prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee and the Facility Administrator shall have the right to inspect the Note Register at all reasonable times, to obtain copies thereof and to rely upon a certificate executed on behalf of the Note Registrar by a Responsible Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

      Subject to the terms and conditions of this Indenture, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations of a like aggregate principal amount.

      At the option of the Holder, Notes may be exchanged for other new Notes in any authorized denominations of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Subject to the terms and conditions of this Indenture, whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes that the Noteholder making the exchange is entitled to receive.

      All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

      Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Issuer and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the "Securities Transfer Agent's Medallion
Program" ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP.

      No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 2.5 not involving any transfer.


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

      Notwithstanding anything else to the contrary contained herein, the obligation of the Issuer to pay the principal of and interest on the Notes is not a general obligation of the Issuer or any other Person, but is limited solely to the Collateral pledged hereunder.

      SECTION 2.5. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee and the Issuer to hold the Indenture Trustee and the Issuer, respectively, harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its written request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within fifteen days shall be, due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note (or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence), a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered (or payment made) or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense (including reasonable attorneys' fees and costs) incurred by the Issuer or the Indenture Trustee in connection therewith.

      Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      SECTION 2.6. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any of their respective agents may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent thereof shall be affected by notice to the contrary.

      SECTION 2.7. Payment of Principal and Interest - Defaulted Interest. (a) The Notes shall accrue interest at the Note Rate, and such interest shall be payable on each Payment Date, subject to Section 3.1. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by or on behalf of the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds, or (if such Person has not delivered to the Indenture Trustee in writing instructions with respect to effecting a wire transfer to such Person) by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date.


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

Notwithstanding the above, the final installment of principal payable with respect to the Notes (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1) shall be payable as provided in Section 2.7(b)(ii). The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

      (b) (i) The principal of each Note shall be payable on each Payment Date as and to the extent provided in this Indenture and Section 2.11 of the Sale and Servicing Agreement. Not in limitation of the foregoing, (A) the entire Outstanding Amount of the Notes shall be due and payable on the date following the occurrence and during the continuance of an Event of Default on which the Notes have been declared due and payable in the manner provided in Section 5.2; and (B) the entire Outstanding Amount of the Notes, if any, shall be due and payable on and after the Note Final Scheduled Maturity Date. All principal payments on the Notes shall be made in accordance with Section 2.11 of the Sale and Servicing Agreement.

            (ii) The  Indenture  Trustee shall notify the Person in whose name a
      Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

      (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay, in any lawful manner, defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable interest rate from the Payment Date for which such payment is in default. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent Payment Date. The Indenture Trustee is not personally liable for any amounts payable by the Issuer under this Indenture.

      SECTION 2.8. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

      SECTION 2.9. Release of Collateral. Subject to Section 11.1 and the Transaction Documents, the Indenture Trustee shall release property from the Lien of this Indenture only (i) upon receipt of an Issuer Request accompanied by an Officer's Certificate and (ii) with the consent of the Note Majority.

      SECTION 2.10. Definitive Notes. The Notes, upon original issuance, shall be issued in definitive, fully registered form ("Definitive Notes").

      SECTION 2.11. Transfer Restrictions. (a) Each Noteholder, by its acceptance of the Notes (or the obligations evidenced thereby), will be deemed to have acknowledged, represented to and agreed with the Issuer, Bluegreen, the Trust Depositor and their respective Affiliates as follows:


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

      (i) Its Note is being acquired for investment purposes and without any view to, or for resale in connection with, the distribution thereof (or any interest therein) in violation of the Securities Act or any applicable blue sky laws (as defined below). Such Noteholder is either (i) a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) or (ii) an "accredited investor" (as defined in Regulation D under the Securities Act). It understands and acknowledges that the Notes have not been registered under the Securities Act or any other applicable securities law of any state or other jurisdiction ("blue sky laws"), and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable blue sky laws, pursuant to an exemption therefrom or in a transaction not subject thereto. Further, it understands and acknowledges that the Issuer in connection with the initial sale of the Notes, is relying on the exemption from registration provided in Section 4(2) of the Securities Act, the availability of which depends on the investment intent of the purchaser.

      (ii) It is a sophisticated investor and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. It acknowledges that neither the Issuer nor the Indenture Trustee nor any person representing or affiliated with any of the foregoing has made any representation to it with respect to the Issuer or any affiliate thereof or the offering or sale of any Notes; it acknowledges that it has had access to financial and other information concerning the Issuer or any affiliate thereof, the Collateral and the Notes, including an opportunity to ask questions of and request information from the Issuer, the Servicer and the Indenture Trustee.

      (iii) In the case of resale transactions:

      (A) (i) The prospective purchaser is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act (a "QIB"), and is purchasing for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) and has executed a certificate substantially in the form attached as Exhibit C. Due to the restrictions on transfer, it is aware that it (or any account for which it is purchasing) may be required to bear the economic risk of an investment in the Notes for an indefinite period, and it (or such account) is able to bear such risk for an indefinite period. It acknowledges that it has received the information specified in paragraph (d)(4) of Rule 144A under the Securities Act; or (ii) the prospective purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act, and is purchasing the Note for investment purposes and without any view to, or for resale in connection with, the distribution thereof in violation of the Securities Act and has executed a certificate substantially in the form attached as Exhibit C.

      (B) If such transaction is not made in reliance on Rule 144A, the transferor has delivered a certificate substantially in the form attached as Exhibit D.

      (iv) No resale, pledge or other transfer of any Note may be made by any person unless either (i) so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, such resale, pledge or other transfer is made to a Person whom the seller reasonably believes after due inquiry is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act and the transaction is in compliance with and exempt from registration under Rule 144A or (ii) such resale, pledge or other transfer is made in a transaction exempt from the registration requirements of the Securities Act and all applicable blue sky laws in which case the Indenture Trustee will require (a) that both the prospective transferor and the prospective transferee represent and warrant to the Issuer and the Indenture Trustee in writing the facts surrounding such transfer, which representations and warranties shall be in form and substance satisfactory to the Issuer, and (b) a written opinion of counsel (which shall not be at the expense of the Issuer, the Servicer or the Indenture Trustee) satisfactory to the Indenture Trustee and the Issuer to the effect that such transfer will not violate the Securities Act or any applicable blue sky laws.

The foregoing representations shall also be applicable to any sale, pledge or other transfer of a beneficial or other interest in any Note.

      (b) Each Noteholder by its acquisition of any Notes (or a beneficial or other interest therein) shall be deemed to have represented and warranted for the benefit of the Issuer, the Trust Depositor, the Servicer, the Indenture Trustee and the Noteholders, that the Notes (or a beneficial or other interest therein) are not being acquired by or for the account of (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan") unless the purchase and holding of the Notes will not give rise to a nonexempt prohibited transaction under ERISA or the Internal Revenue Code.

      (c) The Notes will bear the following legends:

      "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION ("BLUE SKY LAWS") OF THE UNITED STATES. BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE IS DEEMED TO REPRESENT TO THE INDENTURE TRUSTEE, THE ISSUER AND THE SERVICER THAT IT
      (i) IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (ii) IS OTHERWISE ACQUIRING THIS NOTE IN A TRANSACTION EXEMPT FROM THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

      NO RESALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE (OR ANY INTEREST THEREIN) MAY BE MADE BY ANY PERSON UNLESS (i) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH RESALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBs) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND, IN ANY CASE, IN TRANSACTIONS UNDER AND IN COMPLIANCE WITH RULE 144A OR (ii) SUCH RESALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSFER EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE

      BLUE SKY LAWS, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE (A) THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE REPRESENTS AND WARRANTS TO THE ISSUER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH REPRESENTATIONS AND WARRANTIES SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, AND (B) A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUER, THE SERVICER OR THE INDENTURE TRUSTEE) SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE NOTES FOR ALL PURPOSES. THE PROSPECTIVE TRANSFEROR AND PROSPECTIVE TRANSFEREE, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY THE ISSUER, THE INDENTURE TRUSTEE, BLUEGREEN CORPORATION, THE TRUST DEPOSITOR AND THEIR RESPECTIVE AFFILIATES AGAINST ANY LIABILITY SUCH PERSON MAY SUFFER AS A RESULT OF A TRANSFER OF A NOTE NOT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

      THIS NOTE (AND ANY INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA")), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY UNLESS THE PURCHASE AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE. BY ACCEPTING AND HOLDING THIS NOTE (OR ANY INTEREST HEREIN), THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) IT IS NOT A BENEFIT PLAN OR (B) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(A) OF ERISA OR
      SECTION 4975 OF THE CODE."

      SECTION 2.12. CUSIP Numbers. The Issuer in issuing the Notes may use "CUSIP" or "private placement" numbers (if then generally in use), and, if so, the Indenture Trustee shall indicate the "CUSIP" or "private placement" numbers of the Notes in notices of redemption and related materials as a convenience to Holders of Notes; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption and related materials.

                                  ARTICLE III
                    COVENANTS; REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Payment of Principal and Interest. The Indenture Trustee will duly and punctually pay the principal and interest, if any, on the Notes in accordance with the terms of Section 2.11 of the Sale and Servicing Agreement and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all Available Amounts on deposit in the Collection Account on a Payment Date deposited therein in accordance with the terms of the Sale and Servicing Agreement. Amounts properly withheld under the Code or any applicable state law by the Issuer, the Indenture Trustee or any other Paying Agent from a payment to any Noteholder of interest and/or principal shall be paid over to the applicable Governmental Authority and shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

      SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served which shall initially be located in St. Paul, Minnesota. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes and the Indenture Trustee accepts such appointment. The Issuer will give prompt written notice to the Indenture Trustee and the Facility Administrator of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee and the Facility Administrator with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands and the Indenture Trustee accepts such appointment.

      SECTION  3.3.  Money for  Payments  To Be Held in Trust.  As  provided  in
Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account pursuant to Section 8.2 shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer except as provided in this Section and Section 2.11 of the Sale and Servicing Agreement.

      On or before each Payment Date and Redemption Date, the Issuer shall deposit, or cause the Servicer to deposit, in the Collection Account to the extent of Available Amounts, an aggregate sum sufficient to pay the amounts then becoming due under the Notes as and to the extent required by Section 2.11 of the Sale and Servicing Agreement, such sum to be held in trust for the benefit of the Persons entitled thereto, and shall promptly notify in writing the Facility Administrator and the Indenture Trustee (unless the Paying Agent is the Indenture Trustee) of its action or failure so to act.

      The Issuer will cause each Paying Agent other than the Indenture Trustee, if any, to execute and deliver to the Facility Administrator and the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

            (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (ii) give the Indenture Trustee and the Facility Administrator notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

            (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

            (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent; and

            (v) comply with all requirements of the Code and any applicable state law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable payment and reporting requirements in connection therewith.

      The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order, direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same terms as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor and subject to all defenses available to the Issuer under all applicable laws, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease.

      SECTION 3.4. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

      SECTION 3.5. Protection of the Collateral. The Issuer intends the security interest granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other Liens (other than Permitted Liens) in respect of the Collateral and the Issuer shall take all action necessary to obtain and maintain for the benefit of the Indenture Trustee on behalf of the Noteholders the first Lien on and a first priority perfected security interest (other than Permitted Liens) in the Collateral. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

            (i) Grant more effectively all or any portion of the Collateral;

            (ii) maintain or preserve the Lien and security interest (and the first priority thereof, except with respect to Permitted Liens) of this Indenture or carry out more effectively the purposes hereof;

            (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

            (iv) enforce any rights under or with respect to the Collateral;

            (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all Persons; or

            (vi) pay all taxes or assessment levied or assessed upon the Collateral when due.

The Issuer hereby designates the Indenture Trustee as its agent and attorney-in-fact to execute any financing statement, continuation statement, instrument of further assurance or other instrument required to be executed to accomplish the foregoing. In no event shall the Indenture Trustee be responsible for filing or maintaining such financing statements, continuation statements, instruments of further assurance or other instruments.

      SECTION 3.6. Intentionally Omitted.

      SECTION 3.7. Performance of Obligations; Servicing of Receivables. (a) The Issuer will not take any action and will use commercially reasonable efforts not to permit any action to be taken by others that would release any Person from any material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or any other Transaction Document.

      (b) The Issuer may contract with other Persons (acceptable to the Facility Administrator) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Facility Administrator in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Trust Administrator to assist the Issuer in performing its duties under this Indenture.

      (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements included in the Collateral, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

      (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event or Termination Event, the Issuer shall promptly notify the Indenture Trustee and the Facility Administrator in writing thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default.

      (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Article VIII of the Sale and Servicing Agreement, the Back-Up Servicer shall be appointed in accordance with Article VIII of the Sale and Servicing Agreement. In the event that the Back-Up Servicer is unable to act as the Successor Servicer at the time when the previous Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer under the Sale and Servicing Agreement. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and the Facility Administrator and in such event will be released from such duties and obligations, such release not to be effective until the date a Successor Servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer and the Facility Administrator, the Issuer shall obtain a new Servicer acceptable to Holders holding at least a majority of the Outstanding Amount of the Notes as the Successor Servicer. Any Successor Servicer other than the Indenture Trustee shall: (i) be an established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of receivables and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a Successor Servicer, Holders holding at least a majority of the Outstanding Amount of the Notes may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, Holders holding at least a majority of the Outstanding Amount of the Notes may make such arrangements for the compensation of such Successor Servicer as they and such Successor Servicer shall agree, subject to the limitations set forth below and in the Sale and Servicing
Agreement, and in accordance with Article VIII of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such Successor Servicer for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Issuer and the Facility Administrator). If the Indenture Trustee shall succeed to the previous Servicer's duties as Servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of
Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the Successor Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become the Successor Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates, provided, that it shall be fully liable for the actions and omissions of any such Affiliate in its capacity as Successor Servicer unless the Issuer and the Facility Administrator shall have consented in writing to the appointment of such Affiliate, which consent shall not be unreasonably withheld.

      (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Facility Administrator in writing. As soon as a Successor Servicer is appointed, the Issuer shall notify the Indenture Trustee and the Facility Administrator of such appointment, specifying in such notice the name and address of such Successor Servicer.

      (g) Without derogating from the absolute nature of the Grant of Collateral under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Holders holding at least a majority of the Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing
Agreement) or the Transaction Documents, or waive timely performance or observance by the Servicer, the Trust Depositor or the Sellers under the Sale and Servicing Agreement; provided, however, that no such amendment shall: (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes that are required to consent to any such amendment, in either case without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by such Holders, the Issuer agrees, promptly following a request by the Facility Administrator to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Facility Administrator may deem necessary or appropriate in the circumstances.

      SECTION 3.8. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

            (i) except as expressly permitted by this Indenture or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral; it being understood that the Collection Policies do not provide for the sale of the Collateral;

            (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral; or

            (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, or by the Sale and Servicing Agreement or any other Transaction Document, (B) permit any Lien (other than the Lien of this Indenture or Permitted Liens) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or (C) permit the Lien of this Indenture not to constitute a valid first priority (other than with respect to any Permitted Lien) security interest in the Collateral.

      SECTION 3.9. Issuer May Consolidate, etc., Only on Certain Terms. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

            (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto (in form satisfactory to the Facility Administrator), executed and delivered to the Indenture Trustee and the Facility Administrator, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

            (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

            (iii) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Facility Administrator) to the effect that such transaction will not have any material adverse consequence (tax or otherwise) to the Issuer or any Noteholder;

            (iv) any action that is necessary to maintain the Lien and security interest created by this Indenture (including the first ranking priority thereof, except with respect to Permitted Liens) shall have been taken;

            (v) the Issuer shall have delivered to the Indenture Trustee and the Facility Administrator an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including, if applicable, any filing required under the Exchange Act);

            (vi) the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger; and

            (vii) the Noteholders shall have consented thereto in writing.

      (b) Except as specifically contemplated by or permitted under the Transaction Documents, the Issuer shall not convey or transfer any of its properties including those included in the Collateral, to any Person, unless:

            (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall: (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Facility Administrator, in form satisfactory to the Facility Administrator, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes and the Facility Administrator as set forth herein, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and
      (E) if applicable, expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

            (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

            (iii) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Facility Administrator) to the effect that such transaction will not have any material adverse consequence (tax or otherwise) to the Issuer or any Noteholder;

            (iv) any action that is necessary to maintain the Lien and security interest created by this Indenture (including the first ranking priority thereof, except with respect to Permitted Liens) shall have been taken;

            (v) the Issuer shall have delivered to the Indenture Trustee and the Facility Administrator an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with (including, if applicable, any filing required under the Exchange Act);

            (vi) the Issuer has a net worth, immediately after such conveyance or transfer, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer; and

            (vii) the Noteholders shall have consented thereto in writing.

      SECTION 3.10. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.9(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

      (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.9(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee, the Noteholders and the Facility Administrator stating that the Issuer is to be so released.

      SECTION 3.11. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing of the Receivables in the manner contemplated by this Indenture and the Transaction Documents and activities incidental thereto.

      SECTION  3.12. No Borrowing.  The Issuer shall not issue,  incur,  assume,
guarantee  or  otherwise  become  liable,   directly  or  indirectly,   for  any
indebtedness secured by the Collateral, except for the Notes.

      SECTION 3.13. Servicer's Obligations. The Issuer shall use commercially reasonable efforts to cause the Servicer to comply with its obligations under the Sale and Servicing Agreement.

      SECTION 3.14. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture and the other Transaction Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

      SECTION 3.15. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

      SECTION 3.16. Notice of Defaults and Events of Default. The Issuer shall give the Indenture Trustee and the Facility Administrator prompt written notice of each Default and Event of Default (of which it has actual knowledge) hereunder and each default of which it has actual knowledge on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement.

      SECTION 3.17. Further Instruments and Acts. Upon request of the Indenture Trustee or the Facility Administrator, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

      SECTION 3.18. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document.

      SECTION 3.19. Tax Treatment. The Issuer has structured this Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state and local tax law as indebtedness. The Issuer and each Holder agrees to treat, and take no action inconsistent with the treatment of, the Notes (or any beneficial interest therein) as indebtedness for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income. Each Holder, by acquisition of a beneficial interest in a Note, agrees to be bound by the provisions of this Section 3.19.

      SECTION 3.20. Investment Company Act. The Issuer shall conduct its operations in a manner that will not subject it to registration as an "investment company" under the Investment Company Act of 1940, as amended.

      SECTION 3.21. Conduct of Business. The Issuer shall (a) conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the Issuer with which those others are concerned, and particularly shall use its best efforts to avoid the appearance of conducting business on behalf of the Sellers or any Affiliate thereof or that the assets of the Issuer are available to pay the creditors of the Sellers or any Affiliate thereof or any other entity; (b) maintain records and books of account separate from those of the Sellers or any Affiliate thereof or any other entity; (c) use its best efforts to maintain an arm's-length relationship with the Sellers or any Affiliate thereof and shall not hold itself out as being liable for the debts of the Sellers or any Affiliate thereof or any other entity; (d) use its best efforts to keep its assets and its liabilities wholly separate from those of all other entities, including the Sellers or any Affiliate thereof, except as otherwise anticipated by the Transaction Documents;
(e) not maintain bank accounts or other depository accounts to which any Affiliate is an account party, into which any Affiliate makes deposits or from which any Affiliate has the power to make withdrawals, except as otherwise permitted by the Sale and Servicing Agreement; (f) shall obtain proper authorization for all the Issuer's actions requiring such authorization; (g) shall obtain proper authorization from the Sellers for all action requiring approval of the Sellers; (h) shall pay operating expenses and liabilities from the Issuer's own funds; (i) shall disclose in its annual financial statements the effects of the Issuer's transactions under the Transaction Documents in accordance with GAAP and shall disclose that the assets of the Issuer are not available to pay creditors of the Sellers; and (j) shall continuously maintain the resolutions, agreements and other instruments underlying the transactions described in the Transaction Documents as official records.

      SECTION 3.22. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Facility Administrator, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2006), an Officer's Certificate, substantially in the form of Exhibit B, stating that:

            (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officers' supervision; and

            (ii) to the best of such Authorized Officers' knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

      SECTION 3.23. Representations and Warranties of the Issuer. The Issuer represents and warrants as follows:

      (a) Power and Authority. It has full power, authority and legal right to execute, deliver and perform its obligations as Issuer under this Indenture and the Notes and the other Transaction Documents to which it is a party (the foregoing documents, the "Issuer Documents").

      (b) Due Authorization. The execution and delivery of the Issuer Documents and the consummation of the transactions provided for therein have been duly authorized by all necessary action on its part.

      (c) No Conflict. The execution and delivery of the Issuer Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Issuer is a party or by which it or any of its property is bound.

      (d) No Violation. The execution and delivery of the Issuer Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Issuer.

      (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or any Governmental Authority required to be obtained by the Issuer in connection with the execution and delivery of the Issuer Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof have been obtained.

      (f) Location. The Issuer has its chief executive office and place of business (as such terms are used in Article 9 of the UCC) in Wilmington, Delaware. The Issuer agrees that it will not change the location of such office to a location outside of Wilmington, Delaware, without at least 30 days prior written notice to the Facility Administrator, the Servicer and the Indenture Trustee, and then only within the United States.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

      SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to: (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                  (A) either:

                  (1) all Notes  theretofore  authenticated and delivered (other than Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5) have been delivered to the Indenture Trustee for cancellation; or

                  (2) all Notes not theretofore delivered to the Indenture Trust for cancellation have become due and payable in full;

                  (B) the Issuer has paid or caused to be paid  (solely  through
            Available Amounts or pursuant to Section 11.2 of the Sale and Servicing Agreement) all other sums payable hereunder by the Issuer in accordance with the provisions of the Transaction Documents; and

                  (C) the Issuer has delivered to the Indenture  Trustee and the
            Facility Administrator an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      SECTION 4.2. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the Sale and Servicing Agreement, to the payment, either directly or through any Paying Agent, as the Facility Administrator shall determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or as required by law.

      SECTION 4.3. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                   ARTICLE V
                           EVENTS OF DEFAULT; REMEDIES

      SECTION 5.1. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) default in the payment of any principal, interest or any other amounts in respect of any Note when the same becomes due and payable, and such default shall continue for a period of three (3) Business Days; provided, however, in the event of a Force Majeure Delay, the grace period shall be extended up to ten (10) additional Business Days as appropriate and provided further that no grace period shall apply to the payment due on the Note Final Scheduled Maturity Date other than in the event of a Force Majeure Delay;

            (ii) default in the observance or performance of any covenant or agreement of the Issuer made in any Transaction Document (other than a covenant or agreement a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect which adversely affects the Noteholders as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or the Facility Administrator, or to the Issuer, the Facility Administrator, and the Indenture Trustee by the Holders of more than 50% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (iii) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of any of the Issuer, any Seller, the Servicer or the Club Trustee or any substantial part of such Person's property in an involuntary case under any applicable Federal or

      State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

            (iv) the commencement by any of the Issuer, any Seller, the Servicer or the Club Trustee of a voluntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing;

            (v) (A) failure on the part of the Club Trustee, the Servicer or any Seller to make or cause to be made any payment or deposit (or in the alternative, Receivable substitution) required by the terms of any Transaction Document on the day such payment or deposit (or substitution) is required to be made by such Person (giving effect to any applicable grace period), provided that in the event of a Force Majeure Delay, the period within which the Club Trustee, the Servicer or any Seller shall make such payment or deposit as described in this subsection (A) shall be extended to such longer period as is appropriate, not to exceed 10
      Business Days; or (B) failure on the part of the Club Trustee, the Club Managing Entity or any Seller to observe or perform any of its other covenants or agreements set forth in any Transaction Document, which failure continues unremedied for a period of 30 days after written notice from the Indenture Trustee, provided, that only a 10 day cure period shall apply to this subsection (B) in the case of a failure by any Seller to observe its covenant not to grant a security interest or otherwise intentionally create a Lien on the Receivables

            (vi) the Issuer shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Act"), or the arrangements contemplated by the Transaction Documents shall require registration as an "investment company" within the meaning of the Act; or

            (vii) the occurrence of a Termination Event; provided that the occurrence of a Termination Event which is a Trigger Event shall not constitute an Event of Default hereunder until after the Trust Depositor has exercised its "cure" rights of any Trigger Event pursuant to the definition of Termination Event (to the extent permitted) or has failed to do so within the time period set forth in the definition of Termination Event.

      The Issuer shall deliver to the Indenture Trustee and the Facility Administrator, within five Business Days after the Issuer obtains actual knowledge thereof, written notice in the form of an Officer's Certificate of any event that, with the giving of notice or the lapse of time or both, would become an Event of Default under clause (ii), its status and what action the Issuer is taking or proposes to take with respect thereto.

      SECTION 5.2. Acceleration of Maturity. If an Event of Default (other than pursuant to clauses (iii) or (iv) of the definition thereof) shall have occurred and be continuing, the Indenture Trustee shall, if so requested in writing by the Note Majority, declare by written notice to the Issuer that the Facility Termination Date has occurred, whereupon the Notes shall become due and payable, together with accrued and unpaid interest thereon, and be paid in accordance with Section 2.11(b) of the Sale and Servicing Agreement. If an Event of Default pursuant to clauses (iii) or (iv) of the definition thereof shall have occurred and be continuing, the Facility Termination Date shall have occurred automatically, whereupon the Notes shall become due and payable, together with accrued and unpaid interest thereon, and be paid in accordance with Section 2.11(b) of the Sale and Servicing Agreement.

      SECTION 5.3. Rescission and Annulment.

            At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Note Majority by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

            (i) the Issuer has paid or deposited (solely through Available Amounts or pursuant to Section 11.2 of the Sale and Servicing Agreement) with the Indenture Trustee amounts sufficient to pay:

                  (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (B) all sums paid or advanced by the Indenture Trustee and the reasonable out-of-pocket expenses, disbursements and advances of the Indenture Trustee and its agents (including reasonable fees and disbursements of counsel); and

            (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

      No such rescission shall affect any subsequent default or impair any consequence thereof.

      SECTION 5.4. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if the Notes are accelerated in accordance with Section 5.2, the Notes, together with accrued and unpaid interest thereon, shall be paid together with interest upon the overdue principal at the applicable interest rate, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable fees, out-of-pocket expenses, disbursements and advances of the Indenture Trustee, the Facility Administrator and their respective agents and counsel.

      (b) In case the Issuer  shall fail  forthwith  to pay such  amounts  under
Section 5.4(a) upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may (or shall, at the written direction of the Note Majority) (i) institute a Proceeding for the collection of the sums so due and unpaid, (ii) prosecute such Proceeding to judgment or final decree, and (iii) enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

      (c) In case an Event of Default occurs and is continuing, the Indenture Trustee may (or shall at the written direction of the Note Majority), as more particularly provided in Section 5.5, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the

Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

      (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee, trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

            (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all out-of-pocket expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of the gross negligence or bad faith), the Facility Administrator and the Noteholders allowed in such Proceedings;

            (ii) unless prohibited by applicable law or regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or any Person performing similar functions in any such Proceedings;

            (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Facility Administrator and the Indenture Trustee on their behalf; and

            (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Facility Administrator or the Holders of Notes allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, assignee, custodian, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other out-of-pocket expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

      (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

      (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

      (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

      SECTION 5.5. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may (with the consent of the Note Majority) (and shall at the written direction of the Note Majority) do one or more of the following (subject to Section 5.6):

            (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

            (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

            (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

            (iv) sell the Collateral, or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default unless: (A) all Noteholders consent in writing thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest and any amounts set forth under Section 2.11 of the Sale and Servicing Agreement or
(C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and, in the case of clause (B) or (C) above, the Indenture Trustee obtains the written consent of Holders of 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain (the cost of which shall be entitled to be reimbursed in accordance with Section 2.11 of the Sale and Servicing Agreement) and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose. The Indenture Trustee shall not be liable for acting in reliance on such an opinion.

      (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out such money or property according to the priorities set forth in Section 2.11 of the Sale and Servicing Agreement.

            The Indenture Trustee may fix a special record date and special payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such special record date, the Issuer shall mail to each Noteholder, the Facility Administrator and the Indenture Trustee a notice that states the special record date, the special payment date and the amount to be paid.

      SECTION 5.6. Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee shall, at the written direction of the Facility Administrator and the Note Majority, maintain possession of the Collateral, unless otherwise directed in accordance with the provisions of the Transaction Documents. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain (the cost of which shall be entitled to reimbursement in accordance with Section 2.11 of the Sale and Servicing Agreement) and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose. The Indenture Trustee shall not be liable for acting in reliance on such an opinion.

      SECTION 5.7. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

      (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default and such Event of Default continues to exist as of the date of the proposed Proceeding;

      (b) the Note Majority has made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

      (c) such Holder(s) have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

      (d) the Indenture Trustee for sixty (60) days after receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

      (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Note Majority.

      It being understood and intended that no one or more Holder(s) of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder(s) of Notes or to obtain or to seek to obtain priority or preference over any other Holder(s) or to enforce any right under this Indenture, except in the manner herein provided.

      SECTION 5.8. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      SECTION 5.9. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Facility Administrator and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Facility Administrator and the Noteholders shall continue as though no such Proceeding had been instituted.

      SECTION 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Facility Administrator or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. To the extent permitted by law, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 5.11. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Facility Administrator or any Holder of Notes to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee, the Facility Administrator or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Facility Administrator or by the Noteholders, as the case may be.

      SECTION 5.12. Control by Noteholders. Holders holding at least a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, that:

      (a) such direction shall not be in conflict with any rule of law or with this Indenture;

      (b) subject to the express terms of Section 5.5, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by all the Noteholders;

      (c) if the conditions set forth in Section 5.6 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Collateral shall be of no force and effect; and

      (d) the Indenture Trustee may take any other action deemed prudent by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholder(s) not consenting to such action.

      SECTION 5.13. Waiver of Past Defaults. Prior to the time a judgment or decree for payment of money due has been obtained as described in Section 5.4, Holders holding at least a majority of the Outstanding Amount of the Notes may waive any Event of Default and its consequences except an Event of Default: (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee, the Facility Administrator and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

      Upon any such waiver, such Event of Default shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

      SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to: (a) any suit instituted by the Indenture Trustee or the Facility Administrator, (b) any suit instituted by any Noteholder(s) holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

      SECTION 5.15. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee or the Facility Administrator, but will suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 5.16. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Facility Administrator or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.5(b).

      SECTION 5.17. Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so and at the
Issuer's expense, the Issuer shall take all such lawful action within its control as the Indenture Trustee, the Note Majority or the Facility Administrator may request to compel or secure the performance and observance by the Trust Depositor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and

Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, the Note Majority or the Facility Administrator, including the transmission of notices of breach on the part of the Trust Depositor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Trust Depositor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

      (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing) of the Holders of not less than 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Trust Depositor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Trust Depositor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

      SECTION 6.1. Duties of the Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (b) Except during the continuance of an Event of Default actually known to a Responsible Officer of the Indenture Trustee:

            (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

            (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (i) this clause (c) does not limit the effect of clause (b) of this Section;

            (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the Indenture;

            (iv) the Indenture Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer obtains actual knowledge of such event or the Indenture Trustee receives written notice of such event from the Seller, Servicer, the Facility Administrator or Holders owning Notes aggregating not less than 10% of the Outstanding Amount of the Notes (as used herein "actual knowledge" means the actual fact or state of knowing, without any duty to investigate); and

            (v) the Indenture Trustee shall have no duty to monitor the performance of the Issuer, the Seller or the Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Issuer, the Seller or the Servicer. The Indenture Trustee shall have no liability in connection with compliance of the Issuer, the Seller or the Servicer with statutory or regulatory requirements related to the Collateral. The Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral or the validity or sufficiency of any assignment of the Collateral.

      (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to clauses (a), (b), (c) and (f) of this Section 6.1.

      (e) The Indenture Trustee shall not be liable for interest on any money received except as the Indenture Trustee may agree in writing with the Issuer.

      (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds to believe that repayments of such funds or indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

      (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to this Section.

      (h) The Indenture Trustee shall, upon two Business Days' prior notice to the Indenture Trustee, permit any representative of the Facility Administrator or the Issuer, during the Indenture Trustee's normal business hours, to examine all books of account and official records required to be maintained in accordance with this Indenture by the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's affairs and actions, as such affairs and actions relate to the Indenture
Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes. All expenses incurred by the Indenture Trustee in connection with such examination shall be borne by the Issuer.

      SECTION 6.2. Rights of Indenture Trustee. (a) The Indenture Trustee may conclusively rely and shall be fully protected in acting on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not and shall not be bound to investigate any fact or matter stated in any such document.

      (b) Before the Indenture Trustee acts or refrains from acting at the request of the Issuer, the Servicer, the Facility Administrator or any Holder, it may require an Officer's Certificate or an Opinion of Counsel (the cost and expense of which shall be entitled to be reimbursed in accordance with Section
2.11 of the Sale and Servicing Agreement). The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

      (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, a custodian or a nominee; provided, however, that the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, and for the supervision of any such agent, attorney, custodian or nominee appointed with due care by it.

      (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

      (e) The Indenture Trustee may (the cost and expense of which shall be entitled to be reimbursed in accordance with Section 2.11 of the Sale and Servicing Agreement), consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

      (f) The Indenture Trustee shall not be required to make any initial or periodic examination of any files or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Issuer with its representations and warranties or for any other purpose.

      (g) In the event that the Indenture Trustee is also acting as transfer agent, Paying Agent or Note Registrar hereunder, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to the Indenture Trustee in its capacity as such transfer agent, Paying Agent or Note Registrar.

      SECTION 6.3. Individual Rights of the Indenture Trustee. The Indenture Trustee shall not, in its individual capacity, but may in a fiduciary capacity, become the owner of Notes. The Indenture Trustee may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.11.

      SECTION  6.4.  Indenture  Trustee's  Disclaimer.  Except  as set  forth in
Section 6.12, the Indenture Trustee shall not be responsible for, and makes no representation as to the validity or adequacy of, this Indenture, the Collateral or the Notes; shall not be accountable for the Issuer's use of the proceeds from the Notes; and shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

      SECTION 6.5. Notice of Defaults. If a Default or an Event of Default occurs and is continuing and is actually known to a Responsible Officer, the Indenture Trustee shall fax, if such fax number is known, (followed by a notice sent by mail) to each Noteholder and the Facility Administrator notice of the Default or Event of Default within 5 Business Days after obtaining knowledge of the occurrence thereof.

      SECTION 6.6. Reports by Indenture Trustee to the Holders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Holder to prepare its Federal, State and other income tax returns; provided the Servicer has provided the Indenture Trustee with any such required information in a timely manner.

      SECTION 6.7.  Compensation  and Indemnity.  The Issuer shall  (pursuant to
Section 2.11 of the Sale and Servicing Agreement) pay to the Indenture Trustee from time to time reasonable compensation for its services and any other reasonable fees incurred by the Indenture Trustee in accordance with this Indenture. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. Subject to the last sentence of this paragraph, the Issuer shall indemnify the Indenture Trustee and its officers, directors, employees and agents against any and all loss, claims, actions, liability or expense (including reasonable attorneys' fees) incurred by them in connection with the administration of this trust and the performance of its duties hereunder, the Transaction Documents and any transaction or document contemplated herewith or therewith. The Indenture Trustee shall notify the Issuer, the Facility Administrator and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer, the Facility Administrator and the Servicer shall not relieve the Servicer or the Issuer of its obligations. The Issuer shall defend any such claim and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

      The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in
Section 5.1(iii) or (iv), the expenses are intended to constitute expenses of administration under Title II of the United States Code or any other applicable Federal or State bankruptcy, insolvency or similar law.

      SECTION 6.8. Replacement of the Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by a successor Indenture Trustee pursuant to this Section 6.8. The Indenture Trustee may resign at any time by so notifying the Issuer, the Servicer and the Facility Administrator in writing. Holders constituting not less than a majority of the Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee in writing and may appoint a successor Indenture Trustee. The Issuer may, with the consent of the Facility Administrator, remove the Indenture Trustee if:

            (i) the Indenture Trustee fails to comply with Section 6.11;

            (ii) the Indenture Trustee is adjudged as bankrupt or insolvent;

            (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

            (iv) the Indenture Trustee otherwise becomes incapable of acting.

      If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee which is reasonably acceptable to the Facility Administrator and the Trust Depositor.

      A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Facility Administrator, the Servicer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders, the Servicer and the Facility

Administrator. The retiring Indenture Trustee shall promptly transfer, at the expense of the Issuer, all property held by it as Indenture Trustee to the successor Indenture Trustee.

      If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer, the Facility Administrator or Holders constituting not less than a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

      If the Indenture Trustee fails to comply with Section 6.11, any Noteholder or the Facility Administrator may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

      Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee. The retiring Indenture Trustee shall have no liability for any act or omission by any successor Indenture Trustee.

      SECTION 6.9. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Facility Administrator and the Issuer prior written notice of any such transaction.

      In case at the time such successor(s) by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates of authentication shall have the full force and effect to the same extent given to the certificate of authentication of the Indenture Trustee anywhere in the Notes or in this Indenture.

      SECTION 6.10. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee (with the consent of the Facility Administrator (which consent shall not be unreasonably withheld)) shall have the power and may execute and deliver all instruments to appoint one or more Person(s) to act as co-trustee(s), or separate trustee(s), of all or any part of the Collateral, and to vest in such Person(s), in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

      (b) Every separate trustee and co-trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act(s) are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act(s), in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

            (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

            (iii) the Indenture Trustee may at any time accept the resignation of or remove, in its sole discretion, any separate trustee or co-trustee (it being understood that the Indenture Trustee shall provide notice of such resignation or removal to the Facility Administrator).

      (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

      (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, cease to exist, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      (e) The Indenture Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Collateral may be located.

      SECTION 6.11. Eligibility; Disqualification. The Indenture Trustee and any Paying Agent shall have, or be a member of a bank holding company having, a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term senior, unsecured debt rating of "Baa3" or better by Moody's (or, if not rated by Moody's, a comparable rating by another statistical rating agency) and "BBB-" or better by Standard & Poor's.

      SECTION 6.12. Representations and Warranties of Indenture Trustee. Indenture Trustee in its individual capacity and as Indenture Trustee represents and warrants as follows:

      (a) Organization and Corporate Power. It is a duly organized and validly existing national banking association in good standing under the laws of each jurisdiction where its business so requires. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Indenture Trustee under this Indenture and the Sale and Servicing Agreement (the foregoing documents, the "Indenture Trustee Documents") and to authenticate the Notes.

      (b) Due Authorization. The execution and delivery of the Indenture Trustee Documents, the consummation of the transactions provided for therein and the authentication of the Notes have been duly authorized by all necessary corporate action on its part, either in its individual capacity or as Indenture Trustee, as the case may be.

      (c) No Conflict. The execution and delivery of the Indenture Trustee Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof (including the authentication of the Notes) will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Indenture Trustee is a party or by which it or any of its property is bound.

      (d) No Violation. The execution and delivery of the Indenture Trustee Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof (including the authentication of the Notes) will not conflict with or violate, in any material respect, any Applicable Law.

      (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Entity applicable to the Indenture Trustee, required in connection with the execution and delivery of the Indenture Trustee Documents, the performance by the Indenture Trustee of the transactions contemplated thereby and the fulfillment by the Indenture Trustee of the terms thereof (including the authentication of the Notes) have been obtained.

      (f) Validity, Etc. Each Indenture Trustee Document constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as such enforceability may be limited by applicable insolvency laws and except as such enforceability may be limited by general principles of equity, concepts of materiality and reasonableness (whether considered in a suit at law or in equity) or by an implied covenant of good faith and fair dealing.

                                  ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

      SECTION 7.1. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture
Trustee: (a) not more than five days after the earlier of: (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

      SECTION 7.2. Preservation of Information: Communications to Noteholders. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                                 ARTICLE VIII.
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

      SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may cause the Servicer to take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

      SECTION 8.2. Trust Accounts. On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Trust Accounts as provided in
Section 2.3 of the Sale and Servicing Agreement. Not in limitation of the foregoing, on each Payment Date and Redemption Date, the Indenture Trustee shall distribute amounts on deposit in the Collection Account to Noteholders to the extent of amounts due and unpaid on the Notes in the amounts and in the order of priority set forth in Section 2.11 of the Sale and Servicing Agreement.

      SECTION 8.3. General Provisions Regarding Accounts. (a) So long as no Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts (other than the Lockbox Account) shall be invested in Permitted Investments and reinvested by the Indenture Trustee pursuant to the provisions of Section 2.5 of the Sale and Servicing Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account or the Reserve Account, and any loss or expenses resulting from such investments shall be charged to such account.

      (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable for the selection of Permitted Investments or by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

      (c) In the absence of timely and specific written investment direction from the Servicer and Issuer, the Indenture Trustee shall invest any cash held in Permitted Investments of a type described in clause (c)(i) of the definition thereof. In no event shall the Indenture Trustee be liable for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer and Issuer to provide timely written investment direction.

      SECTION 8.4. Release of Collateral. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by this Indenture, the Sale and Servicing Agreement or any other Transaction Document shall, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture

Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

      (b) The Indenture Trustee shall, at such time as there are no Aggregate Outstandings and all sums due to the Indenture Trustee, the Facility Administrator and the Noteholders pursuant to Section 6.7 or the other Transaction Documents have been paid, release any remaining portion of the Collateral without representation, warranty or recourse that secured the Notes from the Lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the Lien of this Indenture pursuant to this paragraph only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

      SECTION 9.1. Supplemental Indentures Without Consent of Noteholders. Without the consent of the Holders of Notes, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Indenture Trustee, for any of the following purposes:

            (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

            (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes;

            (iii) to add to the covenants of the Issuer, for the benefit of the Holders of Notes, or to surrender any right or power herein conferred upon the Issuer;

            (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; or

            (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially adversely affect the interests of the Holders of Notes.

      The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained. No supplemental indenture pursuant to this Section 9.1 shall be entered into which is inconsistent with the Issuer being a Qualified Special Purpose Entity (within the meaning of Financial Accounting Standards Board Statement No. 140).

      SECTION 9.2. Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, with the written consent of Holders holding at least a majority of the Outstanding Amount of the Notes affected thereby, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture affecting such Notes or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

            (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to the payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any Such amount due on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

            (ii) reduce the percentage of the Outstanding Amount, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

            (iii) modify or alter the provisions of the proviso to the definition of "Outstanding";

            (iv) reduce the percentage of the Outstanding Amount required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.4;

            (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

            (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

            (vii) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive any Holder of Notes of the security provided by the Lien of this Indenture.

      Notwithstanding the foregoing, the Issuer and the Indenture Trustee shall not enter into an indenture or indenture supplemental thereto without the consent of the Servicer (so long as the Servicer is Bluegreen or an Affiliate thereof), if the effect of such supplemental indenture is to materially increase the obligations of the Servicer (in its capacity as Trust Administrator) under the Administration Agreement.

      It shall not be necessary for any Act (as defined in Section 11.3) of the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Indenture or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may provide.

      Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive (with a copy to the Facility Administrator) and, subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized and permitted by this Indenture and all conditions precedent to the execution of such supplemental indenture have been met. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer, the Facility Administrator and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 9.5. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X
                               REDEMPTION OF NOTES

      SECTION 10.1. Redemption. The Notes are subject to redemption in whole, but not in part, at the direction of the Trust Depositor pursuant to Section
11.2 of the Sale and Servicing Agreement, on any Payment Date on which the Trust Depositor exercises its option to purchase the Collateral pursuant to said
Section 11.2 (the "Redemption Date"), for a purchase price equal to the Aggregate Outstandings (the "Redemption Price"). If such Notes are to be redeemed pursuant to this Section 10.1, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee and the Facility Administrator not later than 20 days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Collection Account the Redemption Price one
(1) Business Day prior to the Redemption Date.

      SECTION  10.2.  Form of  Redemption  Notice.  Notice of  redemption  under
Section 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

      All notices of redemption shall state:

            (i) the Redemption Date;

            (ii) the Redemption Price;

            (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

            (iv) CUSIP numbers, if any.

      Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

      SECTION 10.3. Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption pursuant to this Article, become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

      If there are not sufficient funds in the Collection Account on the Payment Date on which the Notes are to be redeemed available to pay the Redemption Price, the notice of redemption shall be deemed to have been revoked and the Notes shall not be redeemed on the Redemption Date. Payments will be made on such Payment Date in accordance with Section 5.5 of the Sale and Servicing Agreement as though no notice of redemption had been given and the Notes shall continue to bear interest at the Note Rate.

                                   ARTICLE XI
                                  MISCELLANEOUS

      SECTION 11.1. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under this Indenture, the Indenture Trustee shall be entitled to request that the Issuer furnish, at Issuer's expense and which shall be entitled to be reimbursed in accordance with Section 2.11 of the Sale and Servicing Agreement, to the Indenture Trustee and the Facility Administrator: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by this Indenture, no additional certificate or opinion need be furnished.

      (b) Notwithstanding Section 2.9 or any other provision of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section: (A) collect, liquidate, sell or otherwise dispose of Receivables or otherwise take action as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Transaction Documents.

      SECTION 11.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be represented or warranted by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be represented or warranted by, or covered by the opinion of, only one such Person, or that they be so represented, warranted or covered by only one document, but one such Person may represent, warrant or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may represent, warrant or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to the matters upon which his certificate or opinion is based is/are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, or the Issuer stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, as applicable, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to such matters is/are erroneous.

      Where any Person is required or permitted to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Whenever in this Indenture, in connection with any application, certificate or report to the Indenture Trustee and/or the Facility Administrator, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's or the Facility Administrator's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

      SECTION 11.3. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instrument(s) of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument(s) are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument(s) (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the
Noteholders signing such instrument(s). Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee, the Facility Administrator and the Issuer, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee and/or the Facility Administrator, as applicable, deems sufficient.

      (c) The ownership of Notes shall be proved by the Note Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or Act by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof, in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture

Trustee, the Facility Administrator or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

      SECTION 11.4. Notices, etc., to the Indenture Trustee, Issuer, the Facility Administrator. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders, or other documents provided or permitted by this Indenture, shall be in writing and, if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

      (a) the Indenture Trustee by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office (with a copy to the Facility Administrator); or

      (b) the Issuer by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

      Notices required to be given to the Facility Administrator by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to their respective addresses set forth in Section 13.3 of the Sale and Servicing Agreement. So long as Bluegreen or an Affiliate thereof is the Servicer, copies of all notices delivered to the Issuer shall be delivered by the sender of such notice to the Servicer at its address set forth in the Sale and Servicing Agreement.

      SECTION 11.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given. Any notice sent to the Noteholders shall also be sent to the Facility Administrator.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      In case, by reason of the suspension of regular mail service, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

      SECTION 11.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture or the Notes for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

      SECTION 11.7. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 11.8. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

      SECTION 11.9. Severability. Any provision of this Indenture or the Notes that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of the Notes, as applicable, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 11.10. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Servicer, the Trust Depositor, the Noteholders, the Facility Administrator, any other party secured hereunder and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture; provided, however, that the Facility Administrator shall be considered an express third-party beneficiary of this Indenture and capable of bringing an action with respect to this Indenture in the same manner as a party hereto.

      SECTION 11.11. Legal Holiday. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

      SECTION 11.12. Governing Law; Waiver of Jury Trial. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE ISSUER, THE INDENTURE TRUSTEE AND EACH NOTEHOLDER (BY ACCEPTING A NOTE) WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS INDENTURE OR THE NOTES. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT SHALL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

      SECTION 11.13. Counterparts. This Indenture may be executed in any number of counterparts (including by facsimile), each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 11.14. Recording of Indenture. If this Indenture is subject to recording in any public recording offices, such recording is to be effected by the Issuer and, at its expense, accompanied by an Opinion of Counsel (which may be counsel to the Servicer or any other counsel reasonably acceptable to the Facility Administrator) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

      SECTION 11.15. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against: (i) the Indenture Trustee in its individual capacity, (ii) any owner or a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, officer, director, employee or agent of: (a) the Indenture Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Indenture Trustee or (c) of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee has no such obligations in its individual capacity).

      SECTION 11.16. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents. The foregoing shall not limit the rights of the Indenture Trustee to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against the Issuer by any Person other than the Indenture Trustee.

      SECTION 11.17. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or of the Facility Administrator, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested.

      SECTION 11.18. Confidentiality. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information; provided, however, that the foregoing shall not be construed to prohibit: (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Indenture Trustee from sources other than the Issuer or Servicer, (ii) disclosure of any and all information: (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory or self-regulatory body having or claiming authority to regulate or oversee any aspects of the Indenture Trustee's business or that of its Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee, or an Affiliate or any officer, director, employee or shareholder of either is subject or is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Indenture and approved in advance by the Issuer or (E) to any Affiliate, independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same; provided, that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed and such recipient agrees to keep such information confidential, (iii) any other disclosure authorized by the Issuer or the Servicer or (iv) disclosure to the other parties to the transactions contemplated by the Transaction Documents.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers duly authorized as of the day and year first above written.

                                BXG RECEIVABLES OWNER TRUST 2006-A

                                By:  Wilmington Trust Company, not in its
                                individual capacity but solely as Owner
                                Trustee

                                By:
                                   ---------------------------------
                                Name:
                                     -------------------------------
                                Title:
                                      ------------------------------

                                U.S. BANK NATIONAL ASSOCIATION, not in
                                its individual  capacity but solely as
                                Indenture Trustee

                                By:
                                   ---------------------------------
                                Name:  Tamara Schultz-Fugh
                                Title: Vice President

                          Signature Page to Indenture

                                                                       EXHIBIT A
                                                                    to Indenture

                                  FORM OF NOTE

REGISTERED                                                $__________(1)
No. R-_____

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION ("BLUE SKY LAWS") OF THE UNITED STATES. BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE IS DEEMED TO REPRESENT TO THE INDENTURE TRUSTEE, THE ISSUER AND THE SERVICER THAT IT (i) IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR
(ii) IS OTHERWISE ACQUIRING THIS NOTE IN A TRANSACTION EXEMPT FROM THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

NO RESALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE (OR ANY INTEREST HEREIN) MAY BE MADE BY ANY PERSON UNLESS (i) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH RESALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBs) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND, IN ANY CASE, IN TRANSACTIONS UNDER AND IN COMPLIANCE WITH RULE
144A OR (ii) SUCH RESALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSFER EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE (A) THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE REPRESENT AND WARRANT TO THE ISSUER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH REPRESENTATIONS AND WARRANTIES SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, AND (B) A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUER, THE SERVICER OR THE INDENTURE TRUSTEE) SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE NOTES FOR ALL PURPOSES. THE PROSPECTIVE TRANSFEROR AND PROSPECTIVE TRANSFEREE, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY THE ISSUER, THE

-------------
(1) Denominations of $100,000 and in greater whole-dollar denominations in excess thereof.

INDENTURE  TRUSTEE,  THE  TRUST  DEPOSITOR,   BLUEGREEN  CORPORATION  AND  THEIR
RESPECTIVE AFFILIATES AGAINST ANY LIABILITY SUCH PERSON MAY SUFFER AS A RESULT OF A TRANSFER OF A NOTE NOT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

THIS NOTE (AND ANY INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF
(i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA")), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY UNLESS THE PURCHASE AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE. BY ACCEPTING AND HOLDING THIS NOTE (OR ANY INTEREST HEREIN), THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) IT IS NOT A BENEFIT PLAN OR (B) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(A) OF ERISA OR SECTION 4975 OF THE CODE.

THIS NOTE HAS BEEN ISSUED PURSUANT TO THE TERMS OF THE INDENTURE (AS DEFINED BELOW). BY ITS ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER AGREES TO COMPLY WITH THE TERMS OF THE INDENTURE AND THE OTHER TRANSACTION DOCUMENTS APPLICABLE TO HOLDERS. COPIES OF SUCH DOCUMENTS MAY BE OBTAINED FREE OF CHARGE UPON WRITTEN REQUEST OF THE ISSUER.

                       BXG RECEIVABLES OWNER TRUST 2006-A

                                      NOTE

      BXG Receivables Owner Trust 2006-A, a Delaware statutory trust (including any successor, the "Issuer"), for value received, hereby promises to pay to U.S. Bank National Association (as Paying Agent on behalf of _______________________ (the "Noteholder") and its successors and assigns), or registered assigns, the principal sum of [ ] DOLLARS or, if less, the aggregate unpaid Outstanding Amount of this Note partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Notes pursuant to Section 3.1) of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earliest to occur of the Facility Termination Date and the Note Final Scheduled Maturity Date. The Issuer will pay interest on this Note at the rates, at the times and in the manner provided in the Indenture and the other Transaction Documents, on each Payment Date until the principal of this Note is paid or made available for payment, subject to certain limitations contained in
Section 3.1 of the Indenture. Principal and interest on this Note shall be paid in the manner specified in the Indenture and the Sale and Servicing Agreement.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be manually facsimile, by its Authorized Officer.

Dated: [_______________]

                                   BXG RECEIVABLES OWNER TRUST 2006-A

                                   By: Wilmington Trust Company, not in its
                                   individual capacity but solely as Owner
                                   Trustee

                                   By:_________________________________

                                   Name:_______________________________

                                   Title:______________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the mentioned Indenture.

Dated: [_______________]

                              U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

                              By:_____________________________________________
                                 Authorized Signatory

                                [REVERSE OF NOTE]

      This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Notes (herein called the Notes"), all issued under an Indenture dated as of March 13, 2006 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

      The Notes are and will be equally and ratably secured by the Collateral as security therefor as provided in the Indenture.

      As  provided  in the  Indenture,  the Notes may be  redeemed  pursuant  to
Section 10.1 of the Indenture, in whole, but not in part, if the Trust Depositor exercises its option to purchase the Receivables and the other Collateral on any Payment Date if the Receivables Balance of all Receivables in the Asset Pool is then less than 10% of the Receivables Balance of the Receivables purchased under the Sale and Servicing Agreement when so purchased.

      Each Noteholder, by acceptance of a Note (or an interest therein), covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee in its individual capacity, (b) any holder of a beneficial interest in the Issuer, or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed.

      It is the intent of the Issuer and the Noteholders that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. Each Noteholder, by acceptance of a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

      Each Noteholder, by acceptance of a Note (or an interest therein), covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents and will comply with the terms of the Transaction Documents applicable to Noteholders.

      This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. To the extent permitted by applicable law, each of the Issuer, the Indenture Trustee and the Noteholder waives any right to have a jury participate in resolving any dispute sounding in contract, tort or otherwise between the parties arising out of, connected with, related to, or incidental to the relationship between any of them in connection with this Note or the Indenture. Instead, any such dispute resolved in court will be resolved in a bench trial without a jury.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rates, and in the coin or currency, herein prescribed.

      Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither the Indenture Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof, each agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

------------------------------------------------------------------------------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                                                          *
                                          ---------------------------------
                                          Signature Guaranteed:

---------------------------------------

                                          Signatures  must be  guaranteed  by an
                                          "eligible    guarantor    institution"
                                          meeting the  requirements  of the Note
                                          Registrar,  which requirements include
                                          membership or  participation  in STAMP
                                          or  such  other  "signature  guarantee
                                          program" as may be  determined  by the
                                          Note  Registrar  in addition to, or in
                                          substitution   for,   STAMP,   all  in
                                          accordance    with   the    Securities
                                          Exchange Act of 1934, as amended.

---------------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B
                                                                    to Indenture

                   FORM OF SECTION 3.22 OFFICER'S CERTIFICATE

[____________________, _____]


[____________________, _____]

      Pursuant to Section 3.22 of the Indenture, dated as of between March 13, 2006 (the "Indenture"), between BXG Receivables Owner Trust 2006-A (the "Issuer") and U.S. Bank National Association, as Indenture Trustee, the undersigned hereby certifies that:

            (a) a review of the activities of the Issuer during the previous fiscal year end of performance under the Indenture has been made under the supervision of the undersigned; and

            (b) to the best knowledge of the undersigned, based on such review, the Issuer has complied with all conditions and covenants under the Indenture throughout such year. [or, if there has been a default in the compliance of any such condition or covenant, this certificate is to specify each such default known to the undersigned and the nature and status thereof]

                                     BXG RECEIVABLES OWNER TRUST 2006-A

                                     By: Wilmington Trust Company, not in its
                                     individual capacity, but solely as Owner
                                     Trustee

                                     By:_________________________________

                                     Name:_______________________________

                                     Title:______________________________

                                                                       EXHIBIT C
                                                                    to Indenture

                         PURCHASER REPRESENTATION LETTER

BXG Receivables Owner Trust 2006-A
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107
EP-MN-WS3D
Attn:  Structured Finance/BXG Owner Trust 2006-A

Re: Notes (such Notes or, for purposes hereof, any interest therein, the "Notes") issued by BXG Receivables Owner Trust 2006-A

Ladies and Gentlemen:

      _______________ (the "Purchaser") is today purchasing in a private resale from ____________________ (the "Seller") $_________ aggregate principal amount of the above-captioned Note, issued pursuant to the Indenture, dated as of March 13, 2006 (the "Indenture"), between BXG Receivables Owner Trust 2006-A (the "Issuer") and U.S. Bank National Association, as trustee (the "Indenture Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture.

      In connection with the purchase of the Note, the Purchaser hereby represents and warrants to each of you as follows:

1. The Purchaser's Note is being acquired for investment purposes and without any view to, or for resale in connection with, the distribution thereof in violation of the Securities Act. The Purchaser is [a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act)] [an "accredited investor" (as defined in Regulation D under the Securities Act)]. The Purchaser understands that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state or other jurisdiction ("blue sky laws"), and may not be sold, resold, pledged or otherwise transferred except as permitted in the following two sentences. The Purchaser agrees, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that such Notes may be resold, pledged or transferred only (i) so long as such Notes are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe after due inquiry is a "qualified institutional buyer" as defined in Rule 144A acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers") to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A and in each case only in compliance with Rule 144A or (ii) in a resale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act and applicable blue sky laws, in which case the Indenture Trustee shall require (except with respect to a sale, assignment, transfer or pledge to a Liquidity Bank) (a) both the prospective transferor and the prospective transferee to represent and warrant to the Issuer in writing the facts surrounding such transfer, which representations and warranties shall be in form and substance reasonably satisfactory to the Indenture Trustee and (b) a written opinion of counsel (which shall not be at the expense of the Indenture Trustee) satisfactory to the Indenture Trustee to the effect that such transfer will not violate the Securities Act. The Purchaser will notify any purchaser of the Notes from us of the above resale restrictions, if then applicable.

2. [The Purchaser is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act and is acquiring the Notes for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). The Purchaser is familiar with Rule 144A under the Securities Act and is aware that the Seller of the Notes and the addressees of this letter intend to rely on the statements made herein and the exemption from the registration requirements of the Securities Act provided by Rule 144A. The Purchaser acknowledges that it has received the information specified in paragraph (d)(4) of Rule 144A under the Securities Act. The Purchaser is aware that it (or any account for which it is purchasing) may be required to bear the economic risk of an investment in the Notes

      [The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Purchaser is aware that it (or any account for which it is purchasing) may be required to bear the economic risk of an investment in the Notes for an indefinite period, and it (or such account) is able to bear such risk for an indefinite period.] The Purchaser is purchasing the Notes for investment for its own account (or for accounts as to which the Purchaser exercises sole investment discretion) and not with a view to, or any intention of sale in connection with, any distribution thereof in violation of the Act; the Purchaser is not acting as an underwriter within the meaning of
Section 2(11) of the Securities Act. The Purchaser agrees that it will not make a distribution of the Notes unless they are registered under the Act and that it will not resell, assign or transfer the Notes unless they are registered under the Act and all applicable securities laws or an exemption from the Act and such laws is available with respect to such sale or transfer and it complies fully therewith.]

3. The Purchaser agrees that if at some time it wishes to dispose of or exchange any of the Notes, it will not transfer or exchange any of the Notes unless such transfer or exchange is in accordance with the provisions of Section 2.11 of the Indenture and exempt from the registration requirements of the Securities Act and all applicable securities laws.

4. The Purchaser represents either (i) the Purchaser will not acquire the Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") which is subject to Title I of ERISA or any "plan" as defined in Section 4975 of the Code or (ii) no nonexempt "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Code will occur in connection with our acquisition or holding of the Notes.

5. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the Notes, is aware that its taxable income with respect to the Notes in any accounting period may not correspond to the cash flow (if any) from the Notes for such period, and is not purchasing the Notes in reliance on any representations of the Seller, the Servicer, the Issuer, the Indenture Trustee, or their counsel with respect to tax matters.

6. The Purchaser understands that the Notes will bear legends substantially as set forth in the form of Note included as Exhibit A to the Indenture.

7. The Purchaser hereby further agrees to be bound by all the terms and conditions of the Notes as provided in the Indenture.

8. If the Purchaser sells any of the Notes, the Purchaser will obtain from any subsequent purchaser substantially the same representations contained in this Representation Letter.

9. The representations, warranties and agreements set forth herein are for the benefit of the addresses of this letter and the other Noteholders. The Purchaser hereby agrees to indemnify each of you against any liability that may result if the transfer of the Note to the Purchaser (and any subsequent transfer or assignment by us) (a) is not, by reason of our actions or omissions, exempt from registration under all applicable securities laws or is not, by reason of our actions or omissions, made in accordance with all such laws or (b) is not, by reason of our actions or omissions made in accordance with the Indenture.

      You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

      The representations and warranties contained herein shall be binding upon successors of the undersigned.

      Executed at _______________, this _____ day of _______________, ____.

[Purchaser's Name]

By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------

Address of Purchaser

Purchaser's Taxpayer Identification Number

                                                                       EXHIBIT D
                                                                    to Indenture

                          SELLER REPRESENTATION LETTER

BXG Receivables Owner Trust 2006-A
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

U.S. Bank National Association
60 Livingston Avenue St.
Paul, Minnesota 55107
EP-MN-WS3D
Attn: Structured Finance/BXG Owner Trust 2006-A

Re: Notes (such Notes or, for purposes hereof, any interest therein, the "Notes") issued by BXG Receivables Owner Trust 2006-A

Ladies and Gentlemen:

      _______________  (the  "Seller") is today  selling in a private  resale to
____________________ (the "Purchaser") $_________ aggregate principal amount of the above-captioned Note, issued pursuant to the Indenture, dated as of March 13, 2006 (the "Indenture"), between BXG Receivables Owner Trust 2006-A (the "Issuer") and U.S. Bank National Association, as trustee (the "Indenture Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture.

      In connection with the sale of the Note, the Seller hereby represents and warrants to each of you as follows:

      Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Note or any interest in any Note, (b) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Note or any interest in any Note, (c) made any general solicitation by means of general advertising or in any other manner, or (d) taken any other action that would constitute a "distribution" of the Note under the Securities Act or any applicable state securities laws or that would require registration or qualification pursuant thereto. The Seller has not and will not sell or otherwise transfer the Note except in compliance with the Indenture.

      The representations and warranties contained herein shall be binding upon successors of the undersigned.

      Executed at _______________, this _____ day of _______________, ____.

[Seller's Name]

By:
   ---------------------------
Name:
     -------------------------
Title:
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